Other operating income	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Other operating income	Other operating income
Other operating income totaled €696 million in 2020, versus €825 million in 2019 and €484 million in 2018.
Other operating income includes (i) gains from disposals relating to ongoing operations, including in particular disposals of intangible rights, amounting to €307 million in 2020 (versus €296 million in 2019 and €326 million in 2018); and (ii) income from Sanofi’s pharmaceutical partners, amounting to €199 million in 2020 (including €164 million from Regeneron, see Note D.26. below), compared with €103 million in 2019 and €32 million in 2018. This line item also includes (i) for 2019, the favorable impact of top-up pension plan amendments following the application of the Pacte law in France; and (ii) for 2018, a €112 million gain related to a data transfer agreement.